UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Information Related to the Playa Transaction

Supplementary Risk Factors

Hyatt Hotels Corporation (the “Company”) is supplementing the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, under the section titled “Risk Factors” in Part I, Item 1A, in connection with the previously announced transaction by which the Company agreed to acquire all outstanding shares of Playa Hotels & Resorts N.V. (“Playa”) for $13.50 per share, or approximately $2.6 billion, including approximately $900 million of debt, net of cash, pursuant to the Purchase Agreement, dated as of February 9, 2025 (the “Purchase Agreement”), by and among the Company, HI Holdings Playa B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Buyer”) and an indirect wholly-owned subsidiary of the Company, and Playa (the “Transaction”).

Information with respect to certain material risks related to the Transaction is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Financial Statements

Also included or incorporated by reference in this Current Report on Form 8-K are certain (i) audited consolidated financial statements of Playa and its subsidiaries and (ii) unaudited pro forma condensed combined financial statements of the Company giving effect to the Transaction, each as described in Item 9.01 of this Current Report on Form 8-K.

The consent of Deloitte & Touche LLP, consenting to the incorporation by reference in certain of the Company’s registration statements of its report forming part of Exhibit 99.2 hereto, is attached as Exhibit 23.1 hereto and incorporated by reference herein.

Share Repurchase

Between February 14, 2025 and March 14, 2025, the Company repurchased 1,078,511 shares of Class A common stock for approximately $149 million. As of March 17, 2025, the Company has approximately $822 million remaining under its share repurchase authorization.

Item 9.01.	Financial Statements and Exhibits.

(a) Audited Financial Information

The consolidated financial statements of Playa and its subsidiaries as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated by reference in Exhibit 99.2 hereto and herein, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their reports thereon, which are incorporated by reference herein (which reports express an unqualified opinion on the financial statements).

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined income statement for the year ended December 31, 2024 and the unaudited pro forma condensed combined balance sheet as of December 31, 2024, each with related notes thereto, are attached as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Document Description

23.1*	Consent of Deloitte & Touche LLP

99.1*	Information with respect to certain material risks related to the Transaction

99.2	Audited consolidated financial statements of Playa and its subsidiaries as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024 and the reports of Deloitte & Touche LLP, independent auditors (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Playa for the year ended December 31, 2024 (SEC File No. 001-38012))

99.3*	Unaudited pro forma condensed combined income statement for the year ended December 31, 2024 of the Company and unaudited pro forma condensed combined balance sheet as of December 31, 2024 of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

Additional Information and Where to Find It

This Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell ordinary shares of Playa or any other securities, nor is it a substitute for the tender offer materials that Buyer filed with the SEC upon the commencement of the tender offer. Buyer has filed with the SEC a tender offer statement on Schedule TO (the “Tender Offer Statement”) and Playa has filed with the SEC a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) with respect to the tender offer. Playa also filed with the SEC a proxy statement (the “Proxy Statement”) in connection with an extraordinary general meeting of shareholders of Playa, at which the Playa shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced in the Purchase Agreement, and mailed the definitive proxy statement and a proxy card to each Playa shareholder entitled to vote at the extraordinary general meeting. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT CONTAIN IMPORTANT INFORMATION. PLAYA’S SHAREHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PLAYA’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. The Tender Offer Statement (including the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents), as well as the Solicitation/Recommendation Statement, are available to all holders of Playa’s ordinary shares at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov. Copies of the documents filed by the Buyer with the SEC will also be available free of charge on the Company’s Investor Relations site at investors.hyatt.com. Copies of the documents filed by Playa with the SEC will also be available free of charge on Playa’s website at investors.playaresorts.com or by contacting Playa’s investor relations department at ir@playaresorts.com. In addition, Playa shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer by telephone at (866) 828-4304 (toll free) or (210) 664-3693 (non-toll free), or by email at HyattOffer@georgeson.com.

Participants in the Solicitation

Playa, its directors and executive officers and other members of its management and employees, as well as the Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Playa’s shareholders in connection with the EGM Proposals. Information about Playa’s directors and executive officers and their ownership of Playa’s ordinary shares is set forth in the proxy statement for Playa’s 2024 annual general meeting of shareholders, which was filed with the SEC on April 22, 2024, and Playa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025. Information about Hyatt’s directors and executive officers is set forth in the proxy statement for Hyatt’s 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and Hyatt’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 13, 2025. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Playa’s directors and executive officers in the transaction, which may be different than those of Playa’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements,” which statements are not historical facts, relating to the Company, Playa and the proposed acquisition. These statements include, but are not limited to: statements about the proposed acquisition and the expected timeline for completing the acquisition; approvals of the acquisition; ability to consummate and finance the acquisition; method of financing the acquisition; integration of the acquisition; future operations or benefits; future business and financial performance; and outcomes of the proposed acquisition involve known and unknown risks that are difficult to predict. Words such as “anticipate,” “believe,” “estimate,” “expect,” “seek,” “likely,” “forecast,” “estimate,” “continue,” “intend,” “may,” “could,” “plan,” “project,” “predict,” “should,” “would,” “will” and variations of these terms and similar expressions, or the negative of these terms or similar expressions, are intended to identify such forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions available to us as of the date the statements are made, which are inherently uncertain. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements due to various known and unknown risks and uncertainties. Factors that may cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: the effects that the announcement or pendency of the proposed acquisition may have on us, Playa and our respective business and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom we or they do business; inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; inability to obtain sufficient shareholder tender of Playa ordinary shares, shareholder approval or to satisfy other closing conditions; inability to obtain financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effects that any termination of the definitive agreement may have on us or our business; failure to successfully complete the proposed acquisition; legal proceedings that may be instituted related to the proposed acquisition; significant and unexpected costs, charges or expenses related to the proposed acquisition; risks associated with potential divestitures, including of Playa real estate or business; ability or failure to successfully integrate the acquisition with existing operations; ability to realize anticipated synergies or obtain the results anticipated; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the financial condition of, and our and Playa’s relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; our ability to successfully execute our strategy to expand our management and hotels services and franchising business while at the same time reducing Playa’s real estate asset base within targeted timeframes and at expected values; our and Playa’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of real estate assets; unforeseen terminations of management and hotels services or franchise agreements; risks associated with changing, or the introduction of new, brand concepts, including lack of acceptance of different or new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we and Playa operate; violations of regulations or laws related to our or Playa’s franchising businesses, licensing businesses or international operations; and other risks discussed in our filings with the SEC, including our most recently filed annual report on Form 10-K and subsequent quarterly reports filed on Form 10-Q, which filings are incorporated herein by reference and available from the SEC’s website at www.sec.gov, and in other documents that we may file with or furnish to the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Form 8-K. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements or otherwise, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: March 17, 2025	By:	/s/ Joan Bottarini
	Name:	Joan Bottarini
	Title:	Executive Vice President, Chief Financial Officer